Texas Utilities Company

                       Type A Securities and Type B Securities




                                UNDERWRITING AGREEMENT
                                -----------------------

                                                                     , 1998
                                                            ---------

          as Representatives of the Underwriters
          named in Schedule I hereto

          c/o



          Ladies and Gentlemen:

                    1.   Introduction.  Texas Utilities Company, a Texas
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          corporation (the "Company"), proposes to issue and sell severally to you (the "Underwriters") the Company's new securities ("Securities"). The Securities will initially consist of (a)
                      units (referred to as "Type A Securities") with a
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          stated amount, per Type A Security, of $    (the "Stated Amount")
                                                  ---
          and (b)           units (referred to as "Type B Securities") with
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          a stated amount, per Type B Security, equal to the Stated Amount.
          Each Type A Security will initially consist of a unit comprised of (a) a stock purchase contract (a "Purchase Contract") for the purchase of shares of the Company's common stock, without par
          value ("Common Stock"), and (b) an interest in a    % Series D
                                                           ---
          Senior Note due          ,      (each such Senior Note, a "Debt
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          Security") issued pursuant to an Indenture (For Unsecured Debt
          Securities Series D), dated as of          , 1998 (the
                                            ---------
          "Indenture"). Each Type B Security will initially consist of a unit comprised of (a) a Purchase Contract and (b) a 1/100 undivided beneficial interest in a zero-coupon U.S. Treasury
          Security (CUSIP No.            ) in a principal amount equal to
                              -----------
          $1,000 payable on            ,       (each such Treasury
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          Security, a "Treasury Security").  Under each Purchase Contract, pursuant to the terms of a Purchase Contract Agreement, dated as
          of          ,     , between          , as Purchase Contract
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          Agent, and the Company (the "Purchase Contract Agreement"), (i)
          the holder will purchase from the Company on            ,
                                                       -----------  -----
          (the "Purchase Contract Settlement Date"), for an amount of cash equal to the Stated Amount, a number of newly issued shares of Common Stock of the Company determined as provided in the
          Purchase Contract and (ii) with respect to Type B Securities, the Company will pay the holder unsecured contract adjustment payments ("Contract Adjustment Payments"), if any, at the rate of
             % of the Stated Amount per annum.  In accordance with the
          ---
          terms of the Purchase Contract Agreement, the Debt Securities constituting a part of the Type A Securities, and the Treasury Securities constituting a part of the Type B Securities, will be pledged by the Purchase Contract Agent, on behalf of the holders
          of the Securities, to            , as Collateral Agent, pursuant
                                -----------
          to the Pledge Agreement, to be dated as of            , 1998 (the
                                                     -----------
          "Pledge Agreement"), among the Company, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary, to secure the holders' obligation to purchase Common Stock under the Purchase Contracts. Under certain circumstances, the Debt Securities will be subject to remarketing pursuant to a Remarketing Agreement, dated as of
                   , 1998, between           and the Company (the
          ---------                ---------
          "Remarketing Agreement").

                    2.   Representations and Warranties of the Company.
                         ---------------------------------------------
          The Company represents and warrants to the several Underwriters that:

                    (a) It has filed with the Securities and Exchange Commission (the "Commission") a registration statement on
               Form S-3, including a prospectus, on             , 1998
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                (Registration No. 333-       ) for the registration of
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                $900,000,000 aggregate amount of the Company's (i) Debt
               Securities, (ii) Common Stock, (iii) contracts to purchase shares of Common Stock ("Stock Purchase Contracts") and (iv) Stock Purchase Units, each representing ownership of a Stock Purchase Contract and Debt Securities or obligations of third parties, under the Securities Act of 1933, as amended (the "Securities Act"). Such registration statement was
               declared effective by the Commission on              , 1998.
                                                       -------------
                References herein to the term "Registration Statement" as
               of any date shall be deemed to refer to Registration
               Statement No. 333-        , as amended or supplemented to
                                 --------
                date, including all documents incorporated by reference
               therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents"); provided that if the Company files a registration statement with the Commission pursuant to Section 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement. References herein to the term "Prospectus" as of any given date shall be deemed to refer to the prospectus, including any preliminary prospectus, forming a part of Registration
               Statement No. 333-       , as amended or supplemented as of
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                such date, including all Incorporated Documents as of such date and including any prospectus supplement relating to the Securities. References herein to the term "Effective Date" shall be deemed to refer to the later of the time and date
               Registration Statement No. 333-        was declared
                                              -------
                effective or the time and date of the filing thereafter of the Company's most recent Annual Report on Form 10-K if such filing is made prior to the Closing Date, as hereinafter defined. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, without prior notice to the Underwriters, or to which Counsel for the Underwriters shall reasonably object in writing. For the purposes of this Agreement, any Incorporated Document filed with the Commission on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, shall be deemed an amendment or supplement to the Registration Statement and the Prospectus.

                    (b) On the Effective Date, the Registration Statement and the prospectus included as part of the Registration Statement fully complied and at the Closing Date, as hereinafter defined, the Registration Statement, the Prospectus and the Indenture will fully comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the applicable rules and regu-lations of the Commission thereunder; on the Effective Date the Registration Statement did not, and at the Closing Date, as hereinafter defined, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the Effective Date the Prospectus did not, and at the Closing Date, as hereinafter defined, and on the date it is filed with the Commission pursuant to Rule 424 of the General Rules and Regulations of the Securities Act ("Rule 424"), the Prospectus will not, contain an untrue statement of a material fact or omit to state a material fact neces-sary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on said dates the Incorporated Documents, taken together as a whole, fully complied or will comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations of the Commission thereunder, and, when read together with the Prospectus on said dates did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon information furnished in writing to the Company by, or on behalf of, any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus or to any statements in or omissions from the Statements of Eligibility and Qualification under the Trust Indenture Act, or amendments thereto, filed as exhibits to the Registration Statement.

                    (c) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, charter, by-laws or other agreement or instrument to which the Company is now a party.

                     3.  Purchase and Sale.  On the basis of the
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          representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule II attached hereto, at the purchase price set forth in Schedule I hereto.

                     4.  Time and Place of Closing.  Delivery of the
                         -------------------------
          Securities against payment therefor by wire transfer in federal funds shall be made at the office of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York Time, on
                   , 1998, or at such other place, time and date as shall
          ---------
          be agreed upon in writing by the Company and you or established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date". The Securities shall be delivered to you in fully registered form in such denominations of $1,000 or any multiple thereof and registered in such names as you shall reasonably request in writing not later than the close of business on the second business day prior to the Closing Date, or, to the extent not so requested, registered in your name in such authorized denominations as the Company shall determine. The Company agrees to make the Securities available to you for checking purposes not later than 10:00 A.M., New York Time, on the last business day preceding the Closing Date at the office of Reid & Priest LLP, 40 West 57th Street, New York, New York, 10019.

               If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the Securities that such Underwriter has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the other Underwriters of the default of such Underwriter, and the other Underwriters shall have the right within 24 hours after the receipt of such notice to determine to purchase, or to procure one or more others, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules and satisfactory to the Company, to purchase, upon the terms herein set forth, the Securities that the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters shall give written notice to the Company of the determination in that regard within 24 hours after receipt of notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If in the event of such a default no non-defaulting Underwriter shall give such notice, then this Agreement may be terminated by the Company, upon like notice given to the non-defaulting Underwriters, within a further period of 24 hours. If in such case the Company shall not elect to terminate this Agreement, it shall have the right, irrespective of such default:

                    (a) to require each non-defaulting Underwriter to purchase and pay for Securities that it had agreed to purchase hereunder as hereinafter provided and, in addition, the Securities of each type that the defaulting Underwriter shall have so failed to purchase; provided, however, that no non-defaulting Underwriter shall be required to purchase such additional Securities of either type in an amount exceeding one-ninth (1/9) of the principal amount of the Securities of each type that such non-defaulting Underwriter has otherwise agreed to purchase hereunder, and/or

                    (b) to procure one or more persons, reasonably acceptable to the Representatives, who are members of the NASD (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, either all or a part of the Securities that such defaulting Underwriter had agreed to purchase or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

          In the event the Company shall exercise its rights under (a) and/or (b) above, the Company shall give written notice thereof to the non-defaulting Underwriters within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.

               In the computation of any period of 24 hours referred to in this Section 4, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday that would otherwise be included in such period of time.

               Any action taken by the Company under this Section 4 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Termination by the Company under this Section 4 shall be without liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in Sections 5(g) and 8 hereof.

                    5.   Covenants of the Company.  The Company agrees
                         ------------------------
          that:

                    (a) It will promptly deliver to you a signed copy of the Registration Statement as originally filed or, to the extent a signed copy is not available, a conformed copy, certified by an officer of the Company to be in the form as originally filed, including all Incorporated Documents and exhibits and of all amendments thereto.

                    (b) It will deliver to you, as soon as practicable after the date hereof, as many copies of the Prospectus as of such date as you may reasonably request.

                    (c) It will cause the Prospectus to be filed with the Commission pursuant to Rule 424 as soon as practicable and advise you of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

                    (d) If, during such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a prospectus covering the Securities is required by law to be delivered in connection with sales by an Underwriter or a dealer, any event relating to or affecting the Company or of which the Company shall be advised in writing by you shall occur that in the Company's reasonable opinion after consultation with Counsel for the Underwriters should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, the Company will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to you at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and furnishing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon your request, will furnish to you, at your expense, a reasonable quantity of a supplemental prospectus or supplements to the Prospectus complying with Section 10(a) of the Securities Act.

                    (e) It will make generally available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months beginning not earlier than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement as defined in Rule 158 under the Securities Act.

                    (f) It will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the blue-sky laws of such jurisdictions as you may designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

                    (g) It will, except as herein provided, pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issuance and delivery of the Securities as provided in Section 4 hereof, (iii) the qualification of the Securities under blue-sky laws (including counsel fees not to exceed $7,500), and (iv) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement and, except as provided in Section 5(d) hereof, of the Prospectus. The Company shall not, however, be required to pay any amount for any expenses of yours, except that, if this Agreement shall be terminated in accordance with the provisions of
               Section 5, 6 or 9 hereof, the Company will reimburse you for the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agrees to pay in any other event, and will reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding $5,000, incurred in contemplation of the performance of this Agreement. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

                    (h) Prior to the Closing Date the Company will not, without your prior written consent, directly or indirectly, publicly issue, sell, offer or contract to sell, in the market in which the Securities are being offered and sold, any securities of the Company which are of the same class as the Securities.

                     6.  Conditions of Underwriters' Obligations.  The
                         ---------------------------------------
          obligations of the Underwriters to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties made herein on the part of the Company, to the performance by the Company of its obligations to be performed hereunder prior to the Closing Date, and to the following conditions:

                    (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York Time, on the second business day after the date of this Agreement, or such other time and date as may be approved by you.

                    (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and you shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

                    (c) On the Closing Date, you shall have received from Worsham, Forsythe & Wooldridge, L.L.P., General Counsel for the Company, Reid & Priest LLP, of counsel for the Company, and Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, opinions in substantially the form and substance prescribed in Schedules III, IV and V hereto (i) with such changes therein as may be agreed upon by the Company and you, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the Securities shall be supplemented or amended after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplementation or amendment.

                    (d) On and as of the date hereof you shall have received from Deloitte & Touche LLP a letter to the effect that (i) they are independent certified public accountants with respect to the Company, within the meaning of the Securities Act and the applicable published rules and regulations thereunder, (ii) in their opinion, the financial statements audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting
               requirements of the Exchange Act and the published rules and regulations thereunder, (iii) on the basis of a reading of the unaudited amounts of operating revenues and net income included or incorporated by reference in the Prospectus and the related financial statements from which these amounts were derived, the latest available unaudited financial statements of the Company and the minute books of the
               Company and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention that caused them to believe that
               (A) the unaudited financial statements incorporated by reference in the Prospectus were not determined in accor-dance with generally accepted accounting principles applied on a basis substantially consistent with that of the corresponding amounts in the latest available audited financial statements, (B) the unaudited amounts of operating revenues and net income of the Company included or incorporated by reference in the Prospectus were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income incorporated by reference in the Prospectus, (C) for
               the       months ended as of the date of the latest available
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               financial statements of the Company, there were any
               decreases in operating revenues or net income as compared with the comparable period of the preceding year, and (D) at a specified date not more than seven days prior to the date of such letter, there was any change in the capital stock of the Company, short-term bank loans, commercial paper, notes payable or long-term debt of the Company or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur or which are occasioned by the declaration of a regular quarterly dividend or the acquisition of long-term debt for sinking fund purposes, or that are described in such letter, and (iv) they have compared the dollar amounts (or percentages or ratios derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement and the Prospectus as reasonably requested by you (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system or are derived indirectly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                     (e) Since the most recent dates as of which in-
               formation is given in the Registration Statement or the Prospectus, there shall not have been any material adverse change in the business, property or financial condition of the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, and, since such dates, there shall not have been any material transaction entered into by the Company, other than transac-tions in the ordinary course of business and transactions contemplated by the Registration Statement or Prospectus, and at the Closing Date you shall have received a certificate to such effect dated the Closing Date and signed by an officer of the Company.

                    (f) All legal proceedings to be taken in connection with the issuance and sale of the Securities shall have been satisfactory in form and substance to Counsel for the Underwriters.

                    In case any of the conditions specified above in this
          Section 6 shall not have been fulfilled, this Agreement may be terminated by the Representatives upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 5(g) and 8 hereof.

                     7.  Conditions of Company's Obligations.  The
                         -----------------------------------
          obligation of the Company to deliver the Securities shall be subject to the conditions that the Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York Time, on the second business day after the date of this Agreement or such other time and date as may be approved by the Company, and no stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission at the Closing Date. In case these conditions shall not have been fulfilled, this Agreement may be terminated by the Company upon notice thereof to you. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 5(g) and 8 hereof.

                     8.  Indemnification.
                         ---------------
                    (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; provided, however, that the indemnity agreement contained in this Section 8 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by any Underwriter, or Counsel for the Underwriters, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statements of Eligibility and Qualification under the Trust Indenture Act of any Trustee with respect to any indenture qualified pursuant to the Registration Statement; and provided further, that the indemnity agreement contained in this Section 8 shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Securities to any person if a copy of the Prospectus (exclusive of the Incorporated Documents) shall not have been given or sent to such person by or on behalf of such Underwriter with or prior to the written confirmation of the sale involved unless the alleged omission or alleged untrue statement was not corrected in the Prospectus at the time of such written confirmation. The indemnity agreement of the Company contained in this Section 8 and the representations and warranties of the Company contained in Section 2 hereof shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Securities.

                    (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its officers and directors, and each person who controls the Company within the meaning of
               Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Underwriter, through you or Counsel for the Underwriters, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. Each Underwriter hereby furnishes to the Company in writing expressly for use in the Prospectus (i) the statements relating to offerings by the Underwriters on the cover page, (ii) the statements in the
               first paragraph on page      concerning overallotments and
                                       ----
               other transactions by the Underwriters, and (iii) under
                "Underwriting," the statements in the        ,        , and
                                                      -------  -------
                        paragraphs.  The indemnity agreement of the
                -------
                respective Underwriters contained in this Section 8 shall
               remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of the Company, its directors or its officers, any such Underwriter, or any such controlling person, and shall survive the delivery of the Securities.

                    (c) The Company and the several Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the failure so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability hereunder to the extent it is not materially prejudiced as a result of such failure to notify and in any event shall not relieve it from any liability that it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by a single counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties who are parties to such action). Each of the Company and the Underwriters agrees that without the other party's prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provision of this Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.

                    (d) If the indemnification provided for in sub-paragraph (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect (i) the relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions that have resulted in such losses, claims, damages, liabilities and expenses, (ii) the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement, and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph
               (d) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute in excess of the amount equal to the excess of (i) the total price at which the Securities underwritten by it were offered to the public, over (ii) the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this Section 8 are several and not joint and shall be in the same proportion of all contributions of Underwriters required hereunder as such Underwriter's obligation to underwrite Securities is of the total amount of Securities set forth in Schedule I hereto.

                    9.   Termination.  This Agreement may be terminated, at
                         -----------
          any time prior to the Closing Date, by the Representatives if
          (a) after the date hereof and at or prior to the Closing Date there shall have occurred any suspension or material limitation of trading of any of the Company's securities on the New York Stock Exchange, Inc. ("NYSE") or any general suspension of trading in securities on the NYSE, the American Stock Exchange, Inc. ("AMEX") or the NASDAQ Stock Market, Inc. ("NASDAQ") or there shall have been established by the NYSE, AMEX or NASDAQ or by the Commission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by New York or federal authorities, or (b) there shall have occurred any (i) new material outbreak of hostilities or (ii) new material other national or international calamity or crisis, including, but not limited to, an escalation of hostilities that existed prior to the date of this Agreement or (iii) material adverse change in the financial markets in the United States, and the effect of any such event specified in clause (a) or (b) above on the financial markets of the United States shall be such as to make it impracticable, in the reasonable judgment of the Underwriters, for the Underwriters to enforce contracts for the sale of the Securities. This Agreement may also be terminated at any time prior to the Closing Date by the Representatives if, in your reasonable judgment, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) prepared and issued by the Company after the effectiveness of this Agreement shall have disclosed a material adverse change in the business, property or financial condition of the Company and its subsidiaries, considered as a whole, that has materially impaired the marketability of the Securities. Any termination hereof pursuant to this Section 9 shall be without liability of any party to any other party except as otherwise provided in Sections 5(g) and 8 hereof.

                     10. Miscellaneous.  THE VALIDITY AND INTERPRETATION OF
                         -------------
          THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement shall inure to the benefit of the Company, the several Underwriters and, with respect to the provisions of
          Section 8 hereof, each director, officer and controlling person referred to in said Section 8, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Agreement. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

                     11. Notices.  All communications hereunder shall be in
                         -------
          writing, and, if to the Underwriters, shall be mailed or delivered to you at the address set forth above, or, if to the Company, shall be mailed or delivered to it at 1601 Bryan Street, Dallas, Texas 75201, Attention: Treasurer.

                    If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                         Very truly yours,

                                         TEXAS UTILITIES COMPANY


                                         By
                                           ------------------------------


          Accepted and delivered as of
          the date first above written




          BY




          By
            ------------------------

                                      SCHEDULE I
                                     ----------


          Underwriting Agreement dated:

          Underwriters:





           Type A Securities

           Designation:

           Aggregate Stated Amount:

           Purchase Price:

           Public Offering Price:



           Type B Securities

           Designation:

           Aggregate Stated Amount:

           Purchase Price:

           Public Offering Price:

                                     SCHEDULE II
                                     -----------


                               Texas Utilities Company

                       Type A Securities and Type B Securities




                                   Principal Amount of    Principal Amount of
           Name                     Type A Securities      Type BSecurities
           ----                      ----------------      ----------------

                                     SCHEDULE III



                [Letterhead of Worsham, Forsythe & Wooldridge, L.L.P.]


                                                                , 1998
                                                       ---------



          as Representatives of the Underwriters named in the
          Underwriting Agreement, dated          , 1998,
                                        ---------
          between Texas Utilities Company and the Underwriters





          Ladies and Gentlemen:

                    We have acted as General Counsel to Texas Utilities Company (the "Company") in connection with the issuance and sale of its Type A Securities and Type B Securities (the "Securities")
          pursuant to the Underwriting Agreement dated          , 1998
                                                        --------
          between the Company and the Underwriters (the "Underwriting
          Agreement").

                    Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

                    In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Remarketing Agreement, the Pledge Agreement, the Purchase Contract Agreement, the Indenture, the Purchase Contracts, the Debt Securities and the Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions enumerated below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon a certificate of the trustee under the Indenture (the "Trustee") as to the authentication of the Debt Securities and a certificate of the Agent under the Purchase Contract Agreement as to the authentication of the Securities. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

                    Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

                    1. The Company is a corporation duly authorized, validly existing and in good standing under the laws of the State of Texas, and has the corporate power and authority: (a) to execute, deliver and perform its obligations under the Underwriting Agreement, Purchase Contract Agreement, Pledge Agreement, Purchase Contracts, Indenture and the Remarketing Agreement, (b) to issue the Securities, the Common Stock issuable pursuant to the Purchase Contracts and the Debt Securities and to incur the indebtedness to be evidenced thereby, (c) to make the Contract Adjustment Payments and (d) to own its property and assets and to conduct the business which it is now conducting;

                    2. Each of the Underwriting Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Purchase Contracts, the Indenture and the Remarketing Agreement has been duly authorized, executed and delivered by the Company;

                    3. The Securities and the Debt Securities have been duly authorized, executed and delivered by the Company; the Debt Securities are entitled to the benefits of the Indenture; and the Securities, the Debt Securities, the Purchase Contract Agreement, the Pledge Agreement, the Purchase Contracts and the Indenture are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and, with respect to the Pledge Agreement, subject to any principles of public policy limiting the right to enforce the indemnification provisions contained therein;

                    4. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended;

                    5. The Common Stock issuable pursuant to the Purchase Contracts has been validly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable; the issuance of such Common Stock will not be subject to preemptive or other similar rights arising by law or, to the best of our knowledge, otherwise;

                    6. The statements made in the Prospectus under the captions "Description of Debt Securities", "Description of Capital Stock" and "Description of Stock Purchase Contracts and Stock Purchase Units", insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

                    7. Other than as stated, referred to or incorporated by reference in the Registration Statement and the Prospectus, there are no material pending legal proceedings to which the Company is a party or of which property of the Company is the subject which depart from the ordinary routine litigation incident to the kind of business conducted by the Company, and to our best knowledge no such proceedings are contemplated;

                    8. The Registration Statement, as of the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act, (except as to financial statements and schedules and other financial and statistical data contained therein as to which we do not express any belief and except for those parts of the Registration Statement that constitute the Form T-1) complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any belief), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under
          Section 8 of the Securities Act; and

                    9. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Securities, the Debt Securities or the Common Stock issuable pursuant to the Purchase Contracts.

                    In the course of the preparation of the information relating to the Company contained in the Registration Statement and the Prospectus (including the documents incorporated therein by reference), we had discussions with certain of its officers and representatives, with other counsel for the Company, with Deloitte & Touche LLP, the independent certified public accountants who audited certain of the financial statements contained in the Registration Statement and the Prospectus, and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Registration Statement and the Prospectus and take no responsibility therefor except as set forth in paragraph 5 above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except as to the financial statements and schedules and other financial and statistical data contained therein as to which we do not express any belief and except for those parts of the Registration Statement that constitute the Form T-1) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus, at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act, included, or on the date hereof includes, an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    We are members of the State Bar of Texas and do not hold ourselves out as experts in the laws of the State of New York. As to all matters of New York law, we have, with your consent, relied upon the opinion of Reid & Priest LLP, New York, New York, of Counsel to the Company.

                                             Very truly yours,

                                             WORSHAM, FORSYTHE &
                                                  WOOLDRIDGE, L.L.P.


                                              By:
                                                -------------------------
                                                       A Partner

                                     SCHEDULE IV

                          [Letterhead of Reid & Priest LLP]


                                                       New York, New York
                                                                , 1998
                                                       ---------





          as Representatives of the Underwriters named in the
          Underwriting Agreement, dated          , 1998,
                                        ---------
          between Texas Utilities Company and the Underwriters




          Ladies and Gentlemen:

                    We have acted as counsel to Texas Utilities Company (the "Company") in connection with the issuance and sale of its Type A Securities and Type B Securities (the "Securities")
          pursuant to the Underwriting Agreement dated          , 1998
                                                       ---------
          between the Company and the Underwriters (the "Underwriting
          Agreement").

                    Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

                    In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Remarketing Agreement, the Pledge Agreement, the Purchase Contract Agreement, the Indenture, the Purchase Contracts, the Debt Securities and the Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions enumerated below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon a certificate of the trustee under the Indenture (the "Trustee") as to the authentication of the Debt Securities and a certificate of the Agent under the Purchase Contract Agreement as to the authentication of the Securities. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

                    Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:


                    1. Each of the Underwriting Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Purchase Contracts, the Indenture and the Remarketing Agreement has been duly authorized, executed and delivered by the Company;

                    2. The Securities and the Debt Securities have been duly authorized, executed and delivered by the Company; the Debt Securities are entitled to the benefits of the Indenture; and the Securities, the Debt Securities, the Purchase Contract Agreement, the Pledge Agreement, the Purchase Contracts and the Indenture are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and, with respect to the Pledge Agreement, subject to any principles of public policy limiting the right to enforce the indemnification provisions contained therein;

                    3. The provisions of the Pledge Agreement are effective to create in favor of the Collateral Agent for the benefit of the Company, a valid and perfected security interest under the Uniform Commercial Code as in effect on the date of such opinion in the State of New York in the pledged Debt Securities and the pledged Treasury Securities from time to time credited to the Collateral Account;

                    4. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended;

                    5. The Common Stock issuable pursuant to the Purchase Contracts has been validly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable; the issuance of such Common Stock will not be subject to preemptive or other similar rights arising by law or, to the best of our knowledge, otherwise;

                    6. The statements made in the Prospectus under the captions "Description of Debt Securities", "Description of Capital Stock" and "Description of Stock Purchase Contracts and Stock Purchase Units", insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

                    7. The Registration Statement, as of the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act, (except as to the financial statements and schedules and other financial and statistical data contained therein as to which we do not express any belief and except for those parts of the Registration Statement that constitute the Form T-1) complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any belief), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under
          Section 8 of the Securities Act; and

                    8. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Securities, the Debt Securities or the Common Stock issuable pursuant to the Purchase Contracts.

                    In the course of the preparation of the information relating to the Company contained in the Registration Statement and the Prospectus (including the documents incorporated therein by reference) we had discussions with certain of its officers and representatives, with other counsel for the Company, with Deloitte & Touche LLP, the independent certified public accountants who audited certain of the financial statements contained in the Registration Statement and the Prospectus and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Registration Statement and the Prospectus and take no responsibility therefor except as set forth in paragraph 4 above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any belief and except for those parts of the Registration Statement that constitute the Form T-1) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus, at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act, included, or on the date hereof includes, an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    We are members of the New York Bar and do not hold ourselves out as experts in the laws of the State of Texas. As to all matters of Texas law, we have, with your consent, relied upon the opinion of Worsham, Forsythe & Wooldridge, L.L.P., Dallas, Texas, General Counsel for the Company. We believe that you and we are justified in relying on such opinion.


                                        Very truly yours,



                                        REID & PRIEST LLP

                                      SCHEDULE V


                 [Letterhead of Winthrop, Stimson, Putnam & Roberts]


                                                                   , 1998
                                                          ---------




          as Representatives of the Underwriters named in the
          Underwriting Agreement, dated          , 1998,
                                        ---------
          between Texas Utilities Company and the Underwriters






          Ladies and Gentlemen:

                    We have acted as counsel to the Underwriters in connection with your purchase from Texas Utilities Company (the "Company") of the Type A Securities and the Type B Securities (the "Securities") pursuant to the Underwriting Agreement dated
                 , 1998 between the Underwriters and the Company (the
          -------
          "Underwriting Agreement").

                    We are members of the New York Bar and do not hold ourselves out as experts on the laws of the State of Texas. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Worsham, Forsythe & Wooldridge, L.L.P., of Dallas, Texas, General Counsel for the Company, as to the matters covered in such opinion relating to Texas law. We have reviewed such opinion and believe that it is satisfactory and that you and we are justified in relying thereon. We have also reviewed the opinion of Reid & Priest LLP required by paragraph (c) of Section 6 of the Underwriting Agreement, and we believe such opinion to be satisfactory.

                    We have, in addition, examined the documents described in the list of closing papers as having been delivered to you at the closing and such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. We have not examined the Securities or the Debt Securities, except specimens thereof, and have relied upon a certificate of the Agent under the Purchase Contract Agreement as to the authentication of the Securities and a certificate of the trustee under the Indenture as to the authentication of the Debt Securities. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Registration Statement hereinafter mentioned. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies.


                    Based on the foregoing, we are of the opinion that:

                    1. Each of the Underwriting Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Purchase Contracts, the Indenture and the Remarketing Agreement has been duly authorized, executed and delivered by the Company;

                    2. The Securities and the Debt Securities have been duly authorized, executed and delivered by the Company; the Debt Securities are entitled to the benefits of the Indenture; and the Securities, the Debt Securities, the Purchase Contract Agreement, the Pledge Agreement, the Purchase Contracts and the Indenture are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and, with respect to the Pledge Agreement, subject to any principles of public policy limiting the right to enforce the indemnification provisions contained therein;

                    3. The Indenture has been duly qualified under the
               Trust Indenture Act of 1939, as amended;

                    4. The Common Stock issuable pursuant to the Purchase Contracts has been validly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable; the issuance of Common Stock will not be subject to preemptive or other similar rights arising by law or to the best of our knowledge, otherwise;

                    5. The statements made in the Prospectus under the captions "Description of Debt Securities", "Description of Capital Stock" and "Description of Stock Purchase Contracts and Stock Purchase Units", insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

                    6. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Securities, the Debt Securities or the Common Stock issuable pursuant to the Purchase Contracts, as contemplated in the Underwriting Agreement; and

                    7. The Registration Statement, at the Effective Date
               thereof, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424 (except in each case as to financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Form T-1, upon which we express no opinion), complied as to form in all material respects with the Securities Act.

                    In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 4 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of its officers and representatives, with counsel for the Company, with Deloitte & Touche LLP, the independent public accountants who audited certain of the financial statements incorporated by reference in the Registration Statement and the Prospectus and with certain of your representatives. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424, or at the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus or as to those parts of the Registration Statement that constitute the Form T-1.

                    This opinion is given to you solely for your use in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose.

                                             Very truly yours,



                                             WINTHROP, STIMSON, PUTNAM
                                               & ROBERTS